                                                                    EXHIBIT 99.2

                               ESCROW AGREEMENT


          This Escrow Agreement is made and entered into as of this 19th day of July, 1996, by and among Texas Commerce Bank, National Association (the "Escrow Agent"), The ForeFront Group, Inc., a Delaware corporation ("ForeFront"), AllMicro Acquisition Corporation, a Florida corporation ("Acquisition Sub"), AllMicro, Inc., a Florida corporation ("AllMicro" or the "Surviving Corporation"), and Michael Kaplan and Anita Kaplan (individually, a "Shareholder" and, collectively, the "Shareholders").

                             W I T N E S S E T H:

          WHEREAS, ForeFront, Acquisition Sub, AllMicro and the Shareholders have entered into an Agreement and Plan of Reorganization, dated as of July 15, 1996 (collectively, with all amendments, schedules, exhibits and certificates referred to therein, the "Reorganization Agreement"), which provides for the merger of Acquisition Sub with and into AllMicro (the "Merger"); and

          WHEREAS, the Reorganization Agreement provides that on the effective date of the Merger, certain shares of ForeFront common stock, par value $.01 per share (the "ForeFront Common Stock") to be issued in the Merger and otherwise distributable to the Shareholders pursuant thereto will be deposited in escrow with the Escrow Agent pursuant to this Agreement.

          NOW, THEREFORE, in consideration of the mutual premises and covenants contained in the Reorganization Agreement and herein, the parties agree as follows:

                                   ARTICLE I

                           ESCROW AND ESCROW SHARES

          1.1 Escrow. Subject to Section 2.1, the Escrow Agent shall initially hold in escrow ForeFront Common Stock certificates in the names of the Shareholders. Such stock certificates shall represent, in the aggregate, 105,615 shares, of ForeFront Common Stock issued in connection with the Merger to the Shareholders allocated on a pro rata basis among the shares of ForeFront Common Stock issued to each Shareholder in connection with the Merger (collectively, the "Escrow Shares"). Concurrently with their delivery of the Escrow Shares to the Escrow Agent, the Shareholders shall execute a stock power with respect to each of the certificates, which stock powers shall be delivered to the Escrow Agent and attached to the certificates representing the Escrow Shares. The Escrow Shares shall be held and distributed by the Escrow Agent in accordance with the terms and conditions of this Agreement. The number of Escrow Shares beneficially owned by each Shareholder is set forth in Exhibit A attached hereto.

                                  ARTICLE II

                         APPLICATION OF ESCROW SHARES

          2.1 Distribution of Escrow Shares. The Escrow Shares shall serve as collateral for the indemnity obligations of the Shareholders under the Reorganization Agreement. Any claim by ForeFront for indemnification against the Shareholders shall be conducted in accordance with the terms of this Section
2.1 If ForeFront shall have any claim against the Shareholders (excluding claims resulting from the assertion of liability by third parties), it shall promptly give written notice thereof to the Escrow Agent and the Shareholders, including in such notice a brief description of the facts upon which such claims are based and the amount thereof. If the Shareholders object to the allowance of any such claims, they shall give written notice to ForeFront and the Escrow Agent within twenty days following receipt of ForeFront's notice of claim, advising it and the Escrow Agent that they do not consent to the delivery of any of the Escrow Shares out of escrow for application to such claims. If no such notice is timely provided by the Shareholders to ForeFront and the Escrow Agent, the Escrow Agent shall, within five business days after the expiration of the prior notice period, deliver out of escrow the lesser of: (a) the number of the Escrow Shares (in whole shares) that have an aggregate market value as notified of in writing by ForeFront and the Shareholders most nearly equal to the amount of the claim or claims thus to be satisfied, or (b) all of the Escrow Shares.
If the Shareholders advise ForeFront and the Escrow Agent within the foregoing twenty day period that they object to such application of the Escrow Shares after a claim has been made, the Escrow Agent shall hold the Escrow Shares in escrow until the rights of the Shareholders and ForeFront with respect thereto have been agreed upon in accordance with the terms of this Agreement. If any distribution pursuant to this Section 2.1 involves fewer than all of the Escrow Shares, it shall be allocated pro rata against the Escrow Shares therein based on the Escrow Shares beneficially owned by each Shareholder (unless the claim made is based disproportionately on a representation made individually by a Shareholder in which case the distribution shall be appropriately adjusted).

          In the event any of ForeFront, Surviving Corporation, or any of their officers, directors, employees, agents, affiliates, representatives, successors and assigns is an "indemnified party" with respect to a third party claim and a settlement or judgment is reached with respect to such claim, such indemnified party shall promptly give written notice thereof to the Shareholders and the Escrow Agent. If the Shareholders object to the allowance of any such claims, they shall give written notice to such indemnified party and the Escrow Agent within ten days following receipt of such notice of claim, advising such indemnified party that they do not consent to the delivery of any of the Escrow Shares out of escrow to such indemnified party for application to such claims. If no such notice is timely provided by the Shareholders to such indemnified party and the Escrow Agent, the Escrow Agent shall, within five business days after the expiration of the prior notice period, deliver out of escrow the lesser of: (a) the number of the Escrow Shares (in whole shares) that have an aggregate market value (determined as provided above) most nearly equal to the amount of the claim or claims thus to be satisfied, or (b) all of the Escrow Shares.

          If the Shareholders advise such indemnified party and the Escrow Agent within the foregoing ten day period that they object to such application of the Escrow Shares, the Escrow Agent shall hold the Escrow Shares in escrow until the rights of the Shareholders and such indemnified party with respect thereto have been agreed upon between the Shareholders and such indemnified party or until such rights are finally determined in accordance with this Escrow Agreement. If any distribution referred to in this Section 2.1 involves fewer than all of the Escrow Shares, it shall be allocated pro rata against the Escrow Shares therein based on the Escrow Shares beneficially owned by each Shareholder (unless the claim made is based disproportionately on a representation made individually by a Shareholder, in which case the distribution shall be appropriately adjusted).

          Upon the issuance of ForeFront's 1996 audited financial statements which include the results of the operations of AllMicro and ForeFront has received a signed opinion from its independent auditors certifying such financial statements, the Escrow Agent shall upon written notice from ForeFront and the Shareholders distribute to the Shareholders (pro rata based on the number of shares of ForeFront Common Stock issued to the Shareholders in connection with the Merger) all of the Escrow Shares originally deposited in the escrow pursuant to Article 1 hereof, less any Escrow Shares previously delivered to ForeFront pursuant to this Section 2.1 and less the number of Escrow Shares (in whole shares) having an aggregate market value (as notified in writing by ForeFront and the Shareholders) most nearly equal to the amount of any pending claims asserted by ForeFront with the value of such pending claims determined in good faith by the Board of Directors of ForeFront, after taking into account such factors as the Board of Directors shall deem appropriate, provided that if the Shareholders do not agree with the Board of Directors' determination of the amount of any such pending claims, the amount of any such pending claim shall be finally determined in accordance with Section 2.3 of this Agreement.

          The Escrow Shares not so distributed pursuant to this Section 2.1 shall be retained in escrow by the Escrow Agent until all such pending claims are resolved; provided, that upon the disposition of any such claims prior to the disposition of all such claims, the Escrow Agent shall deliver to the Shareholders such number of Escrow Shares (in whole shares) as is most nearly equal to the excess of the aggregate market value of the remaining Escrow Shares (determined as provided above) over the amount of the remaining aggregate claims as determined above.

          2.2 Ownership of Escrow Shares; Voting Rights. The Shareholders shall have all indicia of ownership of the Escrow Shares while they are held in escrow, including, without limitation, the right to vote the Escrow Shares and receive distributions thereon and the obligations to pay all taxes, assessments, and charges with respect thereto, but excluding the right to sell, transfer, pledge, hypothecate or otherwise dispose of any Escrow Shares; provided, that any distribution of stock of ForeFront on or with respect to the Escrow Shares and any other shares or securities into which such Escrow Shares may be changed or for which they may be exchanged pursuant to corporate action of ForeFront affecting holders of ForeFront Common Stock generally shall be delivered to and held by the Escrow Agent in escrow and shall be subject to the provisions of this Agreement.

          2.3 Arbitration. Any controversy involving a claim by ForeFront on the Escrow Shares shall be finally settled by arbitration in Palo Alto, California in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by three arbitrators chosen by mutual agreement of the Shareholders and ForeFront. Failing such agreement, the arbitration shall be conducted in accordance with the foregoing rules. There shall be limited discovery prior to the arbitration hearing, subject to the discretion of the arbitrators, as follows: (a) exchange of witness lists and copies of documentary evidence and documents related to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Each party shall pay its own costs and expenses (including counsel fees) of any such arbitration.

                                  ARTICLE III

                                 ESCROW AGENT


          3.1 Duties and Obligations. The duties and obligations of the Escrow Agent are purely ministerial and limited to those specifically set forth in this Agreement, as each may from time to time be amended. The Escrow Agent shall only be liable for, any loss, liability, cost or expense (including reasonable attorneys' fees and expenses ) resulting from any breach of the express terms of this Agreement or the Escrow Agent's own gross negligence, willful misconduct or lack of good faith.

          3.2 Risk of Loss. The Escrow Agent acknowledges and agrees that the Escrow Agent bears the exclusive risk of loss, theft or damage with respect to the Escrow Shares in its possession.

          3.3 Escrow Agent's Compensation, Expenses and Indemnification. ForeFront shall pay to the Escrow Agent compensation in respect of the Escrow Agent's duties and obligations under this Agreement. Upon the execution of this Agreement and the delivery of the Escrow Shares to the Escrow Agent, the Escrow Agent shall be entitled to a one-time escrow fee of $3,500.

          3.4 Resignation. The Escrow Agent may resign at any time by giving not less than sixty days written notice thereof to each of ForeFront and the Shareholders.

          3.5 Successor Escrow Agent. Upon receipt of the Escrow Agent's notice of resignation, ForeFront and the Shareholders may appoint a successor escrow agent. Upon the acceptance of the appointment as escrow agent hereunder by a successor escrow agent and the transfer to such successor escrow agent of the Escrow Shares, the resignation of the Escrow Agent shall become effective and the Escrow Agent shall be discharged from any future duties and obligations under this Agreement.

          3.6 Conflicting Demands. If on or before the close of escrow the Escrow Agent receives or becomes aware of any conflicting demands or claims with respect to the Escrow Shares or the rights of any of the parties hereto to such Escrow Shares, the Escrow Agent shall have the right to discontinue any or all future acts on the Escrow Agent' part until such conflict is resolved to the Escrow Agent's satisfaction; to commence or defend any action or proceedings for the determination of such conflict; or to file a suit in interpleader and obtain an order from a court of competent jurisdiction requiring all parties involved to interplead and litigate in such court their rights among themselves and with the Escrow Agent. In the event any of the above-described events occur, each of ForeFront, on the one hand, and the Shareholders, on the other hand, agree to pay one half of all costs, damages, judgments and expenses, including reasonable attorneys fees, suffered or incurred by the Escrow Agent in connection with, or arising out of, such conflicting demands or claims, including, without limitation, a suit in interpleader brought by the Escrow Agent.

          3.7 Indemnity. The Shareholders and ForeFront hereby agree to jointly and severally indemnify the Escrow Agent for, and to hold it harmless against any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Escrow Agent has been guilty of gross negligence or willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                                  ARTICLE IV

                                 MISCELLANEOUS

          4.1 Notices. Any notice or other communication required or permitted to be given to the parties hereto shall be deemed to have been given if personally delivered (including personal delivery by facsimile), or two days after mailing by certified or registered mail, return receipt requested, first class postage prepaid, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this Section 4.1):

          (a)  If to ForeFront or Acquisition Sub:

               The ForeFront Group, Inc.
               1330 Post Oak Blvd, Suite 1300
               Houston, Texas 77056
               Attention: Jeffrey R. Harder
               Facsimile:  (713) 961-1101

          (b)  If to the Shareholders:

              Michael and Anita Kaplan
              18820 U.S. Highway 19 North, Suite 215
              Clearwater, Florida 34624

          (c) If to the Escrow Agent:

              Texas Commerce Bank, N.A.
              600 Travis Street, Suite 1150
              Houston, Texas 77002
              Attention: Corporate Trust, Escrow Section
              Fax: (713) 216-5476

          4.2 Termination. This Agreement shall terminate upon the mutual written express agreement of ForeFront and the Shareholders. In any event, this Agreement terminates when all of the Escrow Shares have been distributed according to its terms.

          4.3 Interpretation. The validity, construction, interpretation and enforcement of this Agreement shall be determined and governed by the laws of the State of Texas. The invalidity or unenforceability of any provision of this Agreement or the invalidity or unenforceability of any provision as applied to a particular occurrence or circumstance shall not affect the validity or enforceability of any of the other provisions of this Agreement or the applicability of such provision, as the case may be.

          4.4 Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

          4.5 Transfer of Interests. None of the Shareholders shall sell, transfer, pledge, hypothecate or otherwise dispose of any Escrow Shares, or any interest therein prior to the distribution of such Escrow Shares in accordance with Section 2.1 above.

          4.6 Taxes. For purposes of federal and state income taxation, the Escrow Shares shall be treated as owned by the Shareholders and this Agreement shall be interpreted in a manner to effect the Shareholders' ownership of the Escrow Shares for such tax purposes.

          IN WITNESS WHEREOF, the parties have signed this Agreement on the day and year first above written.

                                        TEXAS COMMERCE BANK, NATIONAL
                                        ASSOCIATION
                                          as Escrow Agent


                                        By: /s/ Jo Anne K. Gulliver
                                            ------------------------
                                        Name: Jo Anne K. Gulliver
                                              --------------------
                                        Title: Vice President & Trust Officer
                                               -------------------------------

                                        THE FOREFRONT GROUP, INC.,
                                          a Delaware corporation


                                        By: /s/ Ernest D. Rapp
                                            -------------------
                                        Name: Ernest D. Rapp
                                              ---------------
                                        Title: Chief Financial Officer
                                               ------------------------

                                        ALLMICRO ACQUISITION CORPORATION,
                                          a Florida corporation


                                        By: /s/ Ernest D. Rapp
                                            -------------------
                                        Name: Ernest D. Rapp
                                              ---------------
                                        Title: Treasurer
                                               ----------

                                        ALLMICRO, INC.,
                                          a Florida corporation


                                        By: /s/ Michael Kaplan
                                            -------------------
                                        Name: Michael Kaplan
                                              ---------------
                                        Title: President
                                               ----------

                                        THE SHAREHOLDERS:

                                            /s/ Michael Kaplan
                                            -------------------
                                            Michael Kaplan


                                            /s/ Anita Kaplan
                                            -----------------
                                            Anita Kaplan

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                                   EXHIBIT A

                      ESCROW SHARES OWNED BY SHAREHOLDERS


Michael and Anita Kaplan, as tenants by entirety        100,000 shares